UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):

                                 April 19, 2005


                              THE COCA-COLA COMPANY
             (Exact name of registrant as specified in its charter)


    Delaware                        001-02217                58-0628465
(State or other                    (Commission              (IRS Employer
  jurisdiction                      File Number)          Identification No.)
of incorporation)


              One Coca-Cola Plaza
                Atlanta, Georgia                                 30313
    (Address of principal executive offices)                  (Zip Code)


       Registrant's telephone number, including area code: (404) 676-2121


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

   // Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

   // Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

   // Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

   // Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 1.01         Entry into a Material Definitive Agreement

         On April 19, 2005, The Coca-Cola Company granted to Mary E. Minnick, Executive Vice President of the Company and President and Chief Operating Officer, Asia, 50,000 shares of restricted stock under the 1989 Restricted Stock Award Plan of The Coca-Cola Company, as amended (the "Restricted Stock Plan"), subject to both performance measures and continued employment. The performance measure for the award is net income.

         A copy of the Form of Restricted Stock Award Agreement in connection with the 1989 Restricted Stock Award Plan of The Coca-Cola Company is attached hereto as Exhibit 99.1.


Item 9.01(c)      Financial Statements and Exhibits

Exhibit 99.1 Form of Restricted Stock Award Agreement in connection with the 1989 Restricted Stock Award Plan of The Coca-Cola Company.




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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        THE COCA-COLA COMPANY
                                            (REGISTRANT)


Date: April 25, 2005                   By: /s/ Connie D. McDaniel
                                            ---------------------------------
                                               Connie D. McDaniel
                                               Vice President and Controller



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                                  EXHIBIT INDEX

Exhibit No.

Exhibit 99.1 Form of Restricted Stock Award Agreement in connection with the 1989 Restricted Stock Award Plan of The Coca-Cola Company